SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

Deutsche International Growth Fund
Effective October 1, 2017, the following information relating to the fund replaces the existing similar disclosure under the “PART I: APPENDIX I-E — SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information:
For Deutsche International Growth Fund, the Advisor has voluntarily agreed to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.83% for Class R6. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.
Please Retain This Supplement for Future Reference

April 11, 2018
SAISTKR-415